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                                                                      EXHIBIT 21

Exhibit 21 - List of Subsidiaries at December 31, 2005:

              Regions Bank (1)
              Morgan Keegan & Company, Inc. (5)
              MK Assets, Inc.(7)
              MK Licensing, Inc. (7)
              Southpoint Structured Assets, Inc. (7)
              MK Holding, Inc. (2)
              Athletic Resource Management, Inc. (5)
              Morgan Keegan Fund Management, Inc. (5)
              Morgan Asset Management, Inc. (5)
              Wealthtrust, Inc. (5)
              Merchant Bankers, Inc. (5)
              Morgan Keegan Mortgage Company, Inc. (5)
              Morgan Keegan Municipal Products, Inc. (7)
              Morgan Keegan Municipal Products II, Inc. (7)
              Morgan Properties, LLC (5)
              Morgan Keegan Insurance Agency of Alabama, Inc. (2) Morgan Keegan Insurance Agency of Louisiana, Inc. (6) Morgan Keegan Insurance Agency of Arkansas, Inc. (8) Morgan Keegan Financial Products, Inc. (5)
              MK Investment Management, Inc. (7)
              Morgan Keegan Funding Corporation (5)
              Cumberland Securities Company, Inc. (5)
              Regions Financial Leasing, Inc. (2)
              Regions Agency, Inc. (2)
              Regions Acceptance, LLC (2)
              Regions Life Insurance Company (3)
              Regions Agency, Inc. (Louisiana) (6)
              Regions Title Company, Inc. (5)
              MCB Life Insurance Company (5)
              Credit Source, Inc. (5)
              Regions Interstate Billing Service, Inc. (2)
              Regions Asset Management Company, Inc. (2)
              RAMCO - FL Holding, Inc. (2)
              Regions Asset Holding Company (2)
              Regions Asset Company (7)
              Regions Licensing Company (7)
              Regions Investment Management Holding Company (7) Regions Investment Management Company (7)
              Regions Financial (DE), Inc. (7)
              Regions Insurance Agency of Arkansas (8)
              Regions Insurance Group, Inc. (5)
              Rebsamen Insurance, Inc. (8)
              Rebsamen Insurance / Fort Smith, Inc. (8)
              Rebsamen Insurance / Springdale, Inc. (8)
              Newell and Company, Inc. (8)
              ICT Insurance Agency, Inc. (5)
              Regions Insurance Services, Inc. (5)
              Regions Insurance Services of Alabama, Inc. (2)
              EFC Holdings Corporation (10)
              EquiFirst Corporation (10)
              EquiFirst Mortgage Corporation of Minnesota (11) Regions Reinsurance Corporation (12)
              Fundexpress, Inc. (7)
              UP Energy Investments, Inc. (7)
              Union Planters Mortgage Finance Corporation (7)

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              Quatre Corporation (14)
              Magna Data Services, Inc. (15)
              Leader Funding Corporation III (7)
              UPTENCO, Inc. (5)
              UPARTCO, LP (5)
              UP Mortgages GP (13)
              UPBNA Holdings, Inc. (7)
              UPB Holdings, Inc. (7)
              Union Planters Preferred Funding Corp. (7)
              Union Planters Preferred Funding II Corp. (7)
              UPB Investments, Inc. (5)
              UPIB, Inc. (7)
              MICB, Inc. (7)
              PFIC Corporation (5)
              PFIC North Carolina Agency, Inc. (10)
              PFIC Pennsylvania Agency, Inc. (16)
              Union Planters Insurance Agency of Georgia, Inc. (4)
              PFIC Florida Agency, Inc. (13)
              Union Planters Insurance Agency of Texas (17)
              PFIC Arizona Agency, Inc. (18)
              Union Planters Insurance Agency, Inc. (8)
              Union Planters Insurance Agency of Florida, Inc. (13)
              Union Planters Insurance Agency, Inc. (2)
              PFIC Tennessee Agency, Inc. (5)
              Union Planters Insurance of North Carolina, Inc. (10)
              PFIC New York Agency, Inc. (19)
              PFIC Indiana Agency DBA Union Planters Insurance Agency, Inc. (20) PFIC Iowa Agency, Inc. (21)
              Union Planters Insurance Agency, Inc. (22)
              Union Planters Insurance Agency, Inc. (21)
              PFIC Mississippi Agency, Inc. (22)
              Navigator Agency Incorporated (17)
              PFIC Michigan Agency, Inc. (23)
              PFIC Securities Corporation (5)
              PFIC Arkansas Agency, Inc. (8)
              PFIC Ohio Agency, Inc. (24)
              PFIC Agency, Inc. (15)
              PFIC Oregon Agency, Inc. (25)
              PFIC Corporation of Kentucky (26)
              PFIC Virginia Agency, Inc. (27)
              PFIC Agency New Mexico, Inc. (28)
              PFIC Missouri Agency, Inc. (14)
              PFIC Georgia Agency, Inc. (4)
              PFIC Louisiana Agency, Inc. (6)
              PFIC Alabama Agency, Inc. (2)
              PFIC Wisconsin Agency, Inc. (29)
              Union Planters Insurance Agency, Inc. (5)
              Planters Holding, Inc. (14)
              CID Holding Company (5)
              Union Planters Home Equity Corporation (7)
              UP Investments LP (5)
              Union Planters Hong Kong, Inc. (5)
              Union Planters Hong Kong Trade Services Limited (30)
              Planters Enterprise Holding, Inc. (15)
              Planters Enterprise of Illinois, Inc. (15)
              Capital Factors Holdings, Inc. (13)
              CF One, Inc. (7)
              CF Investor Corporation (7)
              CF Two LLC (7)
              Capital Factors, Inc. (13)
              Capital Tempfunds, Inc. (10)
              CF Funding Corporation (7)
              Albrecht & Associates, Inc. (7)
              Regions Aviation Holdings, LLC (9)
              Regions Aviation I, LLC (9)

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(1)   Affiliate state bank in Alabama chartered under the banking laws of
      Alabama.

(2) Bank-related subsidiary organized under the Business Corporation Act of the state of Alabama.

(3) Bank-related subsidiary incorporated under the laws of the state of Arizona and doing business principally in the state of Alabama.

(4) Bank-related subsidiary incorporated under the laws of the state of Georgia.

(5) Bank-related subsidiary incorporated under the laws of the state of Tennessee.

(6) Bank-related subsidiary incorporated under the laws of the state of Louisiana.

(7) Bank-related subsidiary incorporated under the laws of the state of Delaware.

(8) Bank-related subsidiary incorporated under the laws of the state of Arkansas.

(9) Bank-related subsidiary formed under the Delaware Limited Liability Company Act.

(10) Bank-related subsidiary incorporated under the laws of the state of North Carolina.

(11) Bank-related subsidiary incorporated under the laws of the state of Minnesota.

(12) Bank-related subsidiary incorporated under the laws of the state of Vermont.

(13) Bank-related subsidiary incorporated under the laws of the state of Florida.

(14)  Bank-related subsidiary incorporated under the laws of Missouri.

(15)  Bank-related subsidiary incorporated under the laws of Illinois.

(16)  Bank-related subsidiary incorporated under the laws of Pennsylvania.

(17)  Bank-related subsidiary incorporated under the laws of Texas.

(18)  Bank-related subsidiary incorporated under the laws of Arizona.

(19)  Bank-related subsidiary incorporated under the laws of New York.

(20)  Bank-related subsidiary incorporated under the laws of Indiana.

(21)  Bank-related subsidiary incorporated under the laws of Iowa.

(22)  Bank-related subsidiary incorporated under the laws of Mississippi.

(23)  Bank-related subsidiary incorporated under the laws of Michigan.

(24)  Bank-related subsidiary incorporated under the laws of Ohio.

(25)  Bank-related subsidiary incorporated under the laws of Oregon.

(26)  Bank-related subsidiary incorporated under the laws of Kentucky.

(27)  Bank-related subsidiary incorporated under the laws of Virginia.

(28)  Bank-related subsidiary incorporated under the laws of New Mexico.

(29)  Bank-related subsidiary incorporated under the laws of Wisconsin.

(30) Bank-related subsidiary incorporated under the laws of the Peoples' Republic of China.